SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        October 20, 1999


LEHMAN ABS CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                   333-39649         13-3447441
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                       10022
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

        On October 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated October 20, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Exhibit No.

   1.)      Monthly Distribution Report Dated  October 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    20-Oct-99

DISTRIBUTION SUMMARY
                                Pass
        Beginning               Through                 Remaining
Class   Balance     Principal   Rate       Interest     Balance
A       127615274.75 5826802.33    5.59125%   594607.42 121788472.42
M-1     27136000.00        0.00    5.86125%   132542.40  27136000.00
M-2     21106000.00        0.00    6.07125%   106783.17  21106000.00
B       18090000.00        0.00    6.68125%   100719.84  18090000.00
C *      1502345.00        0.00    4.21836%   380794.86   1502345.00
R              0.00        0.00    0.00000%        0.00         0.00
TOTAL:  195449619.75 5826802.33              1315447.69 189622817.42

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                        195449619.8

AMOUNTS PER $1,000 UNIT

                    Beginning                           Remaining
Class   Cusip       Balance     Principal  Interest     Balance
A       92928XAA1     546.13929  24.936244     2.544668   521.203042
M-1     92928XAB9    1000.00000   0.000000     4.884375  1000.000000
M-2     92928XAC7    1000.00000   0.000000     5.059375  1000.000000
B       92928XAD5    1000.00000   0.000000     5.567708  1000.000000
C                    1000.00000   0.000000   253.466987  1000.000000

PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                            Overcollateralization
        Principal                          Increase
Class   Received    Prepayments Liquidation(Reduction)         Total
A          72235.74  5361411.19       0.00    393155.40   5826802.33
M-1            0.00        0.00       0.00         0.00         0.00
M-2            0.00        0.00       0.00         0.00         0.00
B              0.00        0.00       0.00         0.00         0.00

                                           LIBOR:           5.381250%


SEC. 5.03  (i)      Available Funds                       7143542.28
SEC. 5.03  (i) and (ii)                                 See Page 1

SEC. 5.03  (iii),   (vi), (vii)

        Aggregate Amount of Principal Collected           5433646.93
        Aggregate Amount of Interest Collected            1709895.35

SEC. 5.03  (iv)
        Number of loans subject to
        Principal Prepayments                                      63
        The Principal Balances of loans subject
        to Principal Prepayments                          5245554.06

SEC. 5.03  (v)
        The Amount of Curtailments received                499011.26
        during the Due Period

SEC. 5.03  (viii)
        The Amount required to be paid by the seller pursuant
        to Sections 2.02, 2.04, or 2.06 Repurchases             0.00

SEC. 5.03  (ix)
        Monthly Advances                                        0.00
        Compensating Interest                           included above

SEC. 5.03  (x)
        Principal Distibution Amount on                 See Page 1
        each Class of Certificates
        Interest Distibution Amount on                  See Page 1
        each Class of Certificates

SEC. 5.03  (xi)
        Class Interest Carryover Shortfall

        Class A            0.00
        Class M-1          0.00
        Class M-2          0.00
        Class B            0.00
        Class C     13718367.13

SEC. 5.03  (xii)
        Amount Distributed to Class R-1                         0.00
        Amount Distributed to Class R-2                         0.00

SEC. 5.03  (xiii)
        Aggregate Class Balance after
        giving affect to distributions                  See Page 1

SEC. 5.03  (xiv)
        Weighted Average Remaining Term to Maturity
        of the Mortgage Loans                                  340.81
        Weighted Average Coupon Rate
        of the Mortgage Loans                               10.46434%

SEC. 5.03  (xv)     Servicing Fee                            86150.47

SEC. 5.03  (xvi)    Payments or Reimbursements to the
                   Servicer pursuant to section 3.03            0.00

SEC. 5.03 (xvii)
        Overcollateralization Amount as of
        beginning of period                              12420694.30
        Overcollateralization Release Amount                    0.00
        Overcollateralization Deficiency Amount            393155.40
        Monthly Excess Interest Amount                     773950.26

SEC. 5.03 (xix)
        Number of Mortgage Loans outstanding
        at the beginning of the Period                           2183

        Number of Mortgage Loans outstanding
        at the end of the Period                                 2120

SEC. 5.03 (xx)      Pool Principal Balance
                   (Beginning of Due Period)            206761124.45
                   Pool Principal Balance
                   (End of Due Period)                  200934322.12

SEC. 5.03 (xxi)     Delinquency Information
                                   Count      Balance
           30-59 Days                    35  2897990.08
           60-89 Days                     0        0.00
           90+ Days                       2   395048.42
           * Excludes Bankruptcies, Foreclosures, and REOs.

                                              Number       Balance
           Loans in Foreclosure (LIF):               285 25524262.87
           Newly Commenced LIF:                       32  3207494.12
           Loans in Bankruptcy                       137 11580385.56
           REO's                                     123  9785459.84

SEC. 5.03 (xxii)
        Unpaid principal amount of mortgage loans that
      became Liquidated Mortgage Loans                     854305.78

SEC. 5.03 (xxiii)
        Net Liquidation Proceeds during Due Period         461150.38

SEC. 5.03 (xxv)     Trigger Event occurrence            NO

SEC. 5.03 (xxvii)   Net Funds Cap Carryover Amount

                    Net Funds Cap          Amount paid from
                    Carryover Amount       Reserve Account
        Class A            0.00                    0.00
        Class M-1          0.00                    0.00
        Class M-2          0.00                    0.00
        Class B            0.00                    0.00
        Total              0.00                    0.00

SEC. 5.03 (xxvii)   Net Funds Cap Carryover Reserve Account

Beginning Balance                                           10753.77
plus Investment earnings                                       44.45
plus deposit Net Funds Carryover Amount                         0.00
Total Reserve Account balance before withdrawals            10798.22

Less Withdrawals:
Class A Net Funds Cap Carryover Amount                          0.00
Class M-1 Net Funds Cap Carryover Amount                        0.00
Class M-2 Net Funds Cap Carryover Amount                        0.00
Class B Net Funds Cap Carryover Amount                          0.00
Ending Net Funds Cap Carryover Reserve Account              10798.22



SEC. 5.03 (xxix)
                    Principal              Payment of previous
                    Write-Down Amount      Write-Down Amount
        Class M-1          0.00                    0.00
        Class M-2          0.00                    0.00
        Class B            0.00                    0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        LEHMAN ABS CORPORATION
WMC MORTGAGE LOAN PASS-THROUGH CERTIFICATES
        SERIES 1998-1

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
        Bank One, NA



Dated: October 31, 1999